Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q of RMX Holdings, Inc. (the “Company”) for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bradley E. Larson, Chief Executive Officer of the Company, and David D. Doty, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bradley E. Larson	/s/ David D. Doty

Bradley E. Larson	David D. Doty
Chief Executive Officer	Chief Financial Officer
August 16, 2010	August 16, 2010